Summary Prospectus Supplement

October 30, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated October 30, 2015, 2015 to the Morgan Stanley Institutional Fund, Inc.
Summary Prospectus dated April 30, 2015

Emerging Markets Fixed Income Opportunities Portfolio

The section of the Prospectus entitled "Portfolio Summary—Emerging Markets Fixed Income Opportunities Portfolio—Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Portfolio is managed by members of the Emerging Markets Debt team. Information about the members primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Eric J. Baurmeister	Managing Director	May 2012
Jens Nystedt	Managing Director	December 2014
Warren Mar	Managing Director	December 2014
Sahil Tandon	Executive Director	October 2015

Please retain this supplement for future reference.

  SU-MSIF-26-SPT-1015